Exhibit 99.1
MeridianLink Reports Third Quarter 2024 Results
Third quarter revenue of $80.4 million grows 5% year-over-year driven by lending software solutions revenue of $63.0 million, reflecting growth of 7% year-over-year

COSTA MESA, Calif., November 7, 2024 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the third quarter ended September 30, 2024.

“Our solid third quarter performance highlights our disciplined execution as a leading vertical SaaS company and proven ability to deliver durable growth,” said Nicolaas Vlok, chief executive officer of MeridianLink®. “While our performance is muted by the current macro environment, we have skilled teams that deliver an end-to-end, digital lending platform through MeridianLink® One and value-added partner integrations that continue to drive performance.”

Quarterly Financial Highlights:
•Revenue of $80.4 million, an increase of 5% year-over-year
•Lending software solutions revenue of $63.0 million, an increase of 7% year-over-year
•Operating income of $2.6 million, or 3% of revenue, and non-GAAP operating income of $18.0 million, or 22% of revenue
•Net loss of $(7.1) million, or (9)% of revenue, and adjusted EBITDA of $33.8 million, or 42% of revenue
•Cash flows from operations of $20.6 million, or 26% of revenue, and free cash flow of $18.7 million, or 23% of revenue
•MeridianLink returned $31.3 million to stockholders via 1.4 million of stock repurchases

Business and Operating Highlights:
•MeridianLink’s land and expand strategy generated solid demand from customers leaning into their digital progression, choosing both mortgage and consumer lending solutions to outcompete for consumers in an increasingly digital market.
•We announced the successful go-live of Broadway Bank, one of the largest privately-owned banks in Texas with more than $5.5 billion in assets, on MeridianLink® Mortgage, resulting in a decrease in their loan processing time by up to six days.
•In the quarter, we completed a secondary public offering of 6 million shares of common stock held by certain funds managed by Thoma Bravo, increasing our public float and providing greater liquidity for our stock, as well as attracting new investors.

Business Outlook
Based on information as of today, November 7, 2024, the Company issues fourth quarter financial guidance and updates full year 2024 financial guidance as follows:

Fourth Quarter Fiscal 2024:
•Revenue is expected to be in the range of $76.0 million to $80.0 million
•Adjusted EBITDA is expected to be in the range of $29.5 million to $32.5 million

Full Year 2024:
•Revenue is expected to be in the range of $313.0 million to $317.0 million
•Adjusted EBITDA is expected to be in the range of $127.0 million to $130.0 million

Conference Call Information
MeridianLink will hold a conference call to discuss its third quarter results today, November 7, 2024, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (800) 549-8228 from North America toll-free or the International number of (289) 819-1520 with Conference ID 58111. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Thursday, November 14, 2024, by dialing (888) 660-6264 from North America or the International number of (289) 819-1325 with Playback Passcode 58111.

MeridianLink uses its investor relations website (https://ir.meridianlink.com), press releases, SEC filings, public conference calls and webcasts, blog posts on its website, as well as its social media channels, such as its LinkedIn page (www.linkedin.com/company/meridianlink), X (formerly Twitter) feed (@meridianlink), and Facebook page (www.facebook.com/MeridianLink/), as a means of disclosing material information and for complying with its disclosure obligations under Regulation FD. Information contained on or accessible through the websites is not incorporated by reference into this release, and links for these websites are inactive textual references only.

For More Information:

Press Contact
Sydney Wishnow
(508) 808-9060
meridianlinkPR@clyde.us

Investor Relations Contact
Gianna Rotellini
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK) empowers financial institutions and consumer reporting agencies to drive efficient growth. MeridianLink’s cloud-based digital lending, account opening, background screening, and data verification software solutions leverage shared intelligence from a unified data platform, MeridianLink® One, to enable customers of all sizes to identify growth opportunities, effectively scale up, and support compliance efforts, all while powering an enhanced experience for staff and consumers alike.

For more than 25 years, MeridianLink has prioritized the democratization of lending for consumers, businesses, and communities. Learn more at www.meridianlink.com.

Operational Measures Definitions
We reference bookings, which is an internal operational measure of the business. Bookings is defined as the total of the minimum annual contracted value for newly sold capabilities of our software-as-a-service, or SaaS, products over a given time period, inclusive of any corresponding vendor fees owed to Third Parties.

Non-GAAP Financial Measures

To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our secondary offering, restructuring related costs, expenses related to debt modification, charges in connection with litigation unrelated to our core business, and expenses for services performed by a third party consultant relating to efforts to remediate our material weakness.

•Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our secondary offering, restructuring related costs, expenses related to debt modification, charges in connection with litigation unrelated to our core business, expenses for services performed by a third party consultant relating to efforts to remediate our material weakness, and the effect of income taxes, including the partial valuation allowance, on non-GAAP items. The effects of income taxes on non-GAAP items reflect a fixed long-term projected tax rate of 24%.

The Company employs a structural long-term projected non-GAAP income tax rate of 24% for greater consistency across reporting periods, eliminating effects of items not directly related to the Company's operating structure that may vary in size and frequency. This long-term projected non-GAAP income tax rate is determined by analyzing a mix of historical and projected tax filing positions, assumes no additional acquisitions during the projection period or include the impact from the partial deferred tax asset valuation allowance, and takes into account various factors, including the Company’s anticipated tax structure, its tax positions in different jurisdictions, and current impacts from key U.S. legislation where the Company operates. We will reevaluate this tax rate, as necessary, for significant events such as significant alterations in the U.S. tax environment, substantial changes in the Company’s geographic earnings mix due to acquisition activity, or other shifts in the Company’s strategy or business operations.

•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, expenses associated with our secondary offering, restructuring related costs, expenses related to debt modification, charges in connection with litigation unrelated to our core business, expenses for services performed by a third party consultant relating to efforts to remediate our material weakness, and deferred revenue reductions from purchase accounting for acquisitions prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. Deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was recognized on a straight line basis through December 31, 2023.

•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology.

•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our secondary offering, expenses related to debt modification, charges in connection with litigation unrelated to our core business, expenses for services performed by a third party consultant relating to efforts to remediate our material weakness, and depreciation and amortization, as applicable.

•Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software).
Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our strategy, our future financial and operational performance, future economic and market conditions, our strategic initiatives, our leadership transition and plans, our stock repurchase programs, including the execution and amount of repurchases, the status of litigation matters, including expected or contemplated settlements, associated timing, and estimated fees and expenses, our ability to retain and attract customers and product partners, the benefit to us and our customers of integrations with our product partners, our development or delivery of new or enhanced solutions and anticipated results of those solutions for our customers, our ability to effectively implement, integrate, and service our customers, our market size and growth opportunities, our competitive positioning, projected costs, technological capabilities and plans, and objectives of management. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share and per share data)

	As of
	September 30, 2024	December 31, 2023

Assets
Current assets:
Cash and cash equivalents	$82,266	$80,441
Accounts receivable, net	38,868	32,412
Prepaid expenses and other current assets	12,309	11,574
Total current assets	133,443	124,427
Property and equipment, net	2,362	3,337
Right of use assets, net	639	1,140
Intangible assets, net	214,125	251,060
Goodwill	610,063	610,063
Other assets	7,311	6,224
Total assets	$967,943	$996,251

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,165	$4,405
Accrued liabilities	31,914	30,673
Deferred revenue	29,767	17,224
Current portion of debt, net of debt issuance costs	3,773	3,542
Total current liabilities	71,619	55,844
Debt, net of debt issuance costs	466,137	420,004
Deferred tax liabilities, net	11,369	10,823
Long-term deferred revenue	160	792
Other long-term liabilities	336	541
Total liabilities	$549,621	$488,004
Commitments and contingencies
Stockholders’ Equity:
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at September 30, 2024 and December 31, 2023	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 75,107,642 and 78,447,701 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	126	129
Additional paid-in capital	692,285	654,634
Accumulated deficit	(274,089)	(146,516)
Total stockholders’ equity	418,322	508,247
Total liabilities and stockholders’ equity	$967,943	$996,251

Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues, net	$80,369	$76,488	$236,861	$229,038
Cost of revenues:
Subscription and services	22,790	22,488	67,507	69,973
Amortization of developed technology	4,860	4,524	14,392	13,488
Total cost of revenues	27,650	27,012	81,899	83,461
Gross profit	52,719	49,476	154,962	145,577
Operating expenses:
General and administrative	29,649	23,218	84,065	70,182
Research and development	10,019	11,248	29,409	36,814
Sales and marketing	10,492	9,441	32,495	26,212
Restructuring related costs	—	—	4,179	3,621
Total operating expenses	50,160	43,907	150,148	136,829
Operating income	2,559	5,569	4,814	8,748
Other (income) expense, net:
Interest and other income	(1,371)	(1,342)	(3,963)	(2,596)
Interest expense	10,165	9,780	29,544	28,127
Total other expense, net	8,794	8,438	25,581	25,531
Loss before income taxes	(6,235)	(2,869)	(20,767)	(16,783)
Provision for (benefit from) income taxes	816	(800)	1,260	(3,818)
Net loss	$(7,051)	$(2,069)	$(22,027)	$(12,965)

Net loss per share:
Basic	$(0.09)	$(0.03)	$(0.29)	$(0.16)
Diluted	$(0.09)	$(0.03)	$(0.29)	$(0.16)
Weighted average common stock outstanding:
Basic	75,631,670	81,073,915	76,495,022	80,883,310
Diluted	75,631,670	81,073,915	76,495,022	80,883,310

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Subscription fees	$67,344	$64,613	$199,202	$194,788
Professional services	10,146	8,706	28,715	26,143
Other	2,879	3,169	8,944	8,107
Total	$80,369	$76,488	$236,861	$229,038

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Lending software solutions	$63,005	$58,949	$185,552	$172,728
Data verification software solutions	17,364	17,539	51,309	56,310
Total	$80,369	$76,488	$236,861	$229,038
% Growth attributable to:
Lending software solutions	5%		5%
Data verification software	—%		(2)%
Total % growth	5%		3%
___________

Percent Revenue Related to the Mortgage Loan Market
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Lending software solutions	10%	12%	11%	12%
Data verification software	56%	57%	56%	60%
Total % revenue related to mortgage loan market	20%	22%	20%	24%

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(22,027)	$(12,965)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	43,689	43,388
Provision for expected credit losses	604	627
Amortization of debt issuance costs	747	897
Share-based compensation expense	34,683	22,216
Deferred income taxes	546	(4,507)
Loss on disposal of property and equipment	90	—
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(7,060)	(1,726)
Prepaid expenses and other assets	(1,896)	(4,595)
Accounts payable	1,758	3,632
Accrued liabilities	944	(782)
Deferred revenue	11,911	9,301
Net cash provided by operating activities	63,989	55,486
Cash flows from investing activities:
Capitalized software additions	(5,483)	(7,004)
Purchases of property and equipment	(213)	(347)
Return of escrow deposit	—	30,000
Funds received in connection with former business combination	—	1,219
Acquisition, net of cash acquired – Beanstalk Networks LLC	—	326
Net cash (used in) provided by investing activities	(5,696)	24,194
Cash flows from financing activities:
Repurchases of common stock	(104,847)	(35,660)
Proceeds from exercise of stock options	4,728	1,633
Proceeds from employee stock purchase plan	944	793
Taxes paid related to net share settlement of restricted stock units	(2,910)	(1,403)
Principal payments of debt	(3,468)	(3,263)
Payments of deferred offering costs	(75)	—
Proceeds from debt	50,000	—
Payments of debt issuance costs	(840)	—
Net cash used in financing activities	(56,468)	(37,900)
Net increase in cash and cash equivalents	1,825	41,780
Cash and cash equivalents, beginning of period	80,441	55,780
Cash and cash equivalents, end of period	$82,266	$97,560

Supplemental disclosures of cash flow information:
Cash paid for interest	$28,988	$27,498
Cash paid for income taxes	455	2,610
Non-cash investing and financing activities:
Shares withheld with respect to net settlement of restricted stock units	2,910	1,403
Purchase price allocation adjustment for Beanstalk Networks LLC acquisition	—	757
Excise taxes payable included in repurchases of common stock	704	162
Share-based compensation expense included in capitalized software additions	206	219
Purchase price allocation adjustment related to income tax effects for StreetShares acquisition	—	245
Purchases of property and equipment included in accounts payable and accrued liabilities	46	611
Vesting of restricted stock awards and restricted stock units	2	4

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating income	$2,559	$5,569	$4,814	$8,748
Add: Share-based compensation expense	14,254	8,322	34,690	22,879
Add: Employer payroll taxes on employee stock transactions	301	150	1,231	598
Add: Expenses associated with public offering	416	—	2,114	—
Add: Litigation-related charges(1)	—	—	1,864	—
Add: Expenses related to debt modification	—	—	473	—
Add: Restructuring related costs(2)	—	—	4,179	3,621
Add: Expenses associated with material weakness remediation(3)	507	—	507	—
Non-GAAP operating income	$18,037	$14,041	$49,872	$35,846
Operating margin	3%	7%	2%	4%
Non-GAAP operating margin	22%	18%	21%	16%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(7,051)	$(2,069)	$(22,027)	$(12,965)
Add: Share-based compensation expense	14,254	8,322	34,690	22,879
Add: Employer payroll taxes on employee stock transactions	301	150	1,231	598
Add: Expenses associated with public offering	416	—	2,114	—
Add: Litigation-related charges(1)	(172)	—	1,692	—
Add: Expenses related to debt modification	—	—	473	—
Add: Restructuring related costs(2)	—	—	4,179	3,621
Add: Expenses associated with material weakness remediation(3)	507	—	507	—
Subtract: Income tax effect on non-GAAP items(4)	(3,673)	(2,033)	(10,773)	(6,504)
Non-GAAP net income(4)	$4,582	$4,370	$12,086	$7,629
Non-GAAP basic net income per share	$0.06	$0.05	$0.16	$0.09
Non-GAAP diluted net income per share	$0.06	$0.05	$0.15	$0.09
Weighted average shares used to compute Non-GAAP basic net income per share	75,631,670	81,073,915	76,495,022	80,883,310
Weighted average shares used to compute Non-GAAP diluted net income per share	79,373,207	83,716,804	79,961,158	83,331,901
Net loss margin	(9)%	(3)%	(9)%	(6)%
Non-GAAP net income margin	6%	6%	5%	3%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(7,051)	$(2,069)	$(22,027)	$(12,965)
Interest expense	10,165	9,780	29,544	28,127
Taxes	816	(800)	1,260	(3,818)
Depreciation and amortization	14,593	14,433	43,689	43,388
Share-based compensation expense	14,254	8,322	34,690	22,879
Employer payroll taxes on employee stock transactions	301	150	1,231	598
Expenses associated with public offering	416	—	2,114	—
Litigation-related charges(1)	(172)	—	1,692	—
Expenses related to debt modification	—	—	473	—
Restructuring related costs(2)	—	—	4,179	3,621
Expenses associated with material weakness remediation(3)	507	—	507	—
Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	—	19	—	58
Adjusted EBITDA	$33,829	$29,835	$97,352	$81,888
Net loss margin	(9)%	(3)%	(9)%	(6)%
Adjusted EBITDA margin	42%	39%	41%	36%
(1) Litigation-related charges pertains to litigation settlements and related legal fees. During the nine months ended September 30, 2024, we incurred $1.5 million related to estimated settlements of class action lawsuits and $0.4 million related to third-party legal fees directly related to the settlements. During the three months ended September 30, 2024, we recognized $0.2 million gain on a favorable litigation settlement. The gain was recognized in interest and other income on our condensed consolidated statements of operations.
(2) Restructuring related costs for the nine months ended September 30, 2024 and 2023 are inclusive of net acceleration (forfeitures) of share-based compensation associated with restructuring in the amount of $0.0 million and ($0.7 million), respectively.
(3) Expenses for services performed by a third party consultant related to efforts to remediate our previously identified material weakness.
(4) The amounts presented for the periods ended September 30, 2023 in our reconciliation of net loss to Non-GAAP net income are corrected from our previously disclosed Non-GAAP net income for those periods. The previously disclosed income tax effects on non-GAAP items for the periods ended September 30, 2023 were inadvertently expressed as positive numbers, where such figures should have been expressed as negative numbers.

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue	$27,650	$27,012	$81,899	$83,461
Less: Share-based compensation expense	1,252	910	3,397	2,919
Less: Employer payroll taxes on employee stock transactions	55	26	200	135
Less: Amortization of developed technology	4,860	4,524	14,392	13,488
Non-GAAP cost of revenue	$21,483	$21,552	$63,910	$66,919
Cost of revenue as a % of revenue	34%	35%	35%	36%
Non-GAAP cost of revenue as a % of revenue	27%	28%	27%	29%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
General and administrative	$29,649	$23,218	$84,065	$70,182
Less: Share-based compensation expense	8,502	4,443	19,687	11,938
Less: Employer payroll taxes on employee stock transactions	118	59	460	217
Less: Expenses associated with public offering	416	—	2,114	—
Less: Litigation-related charges	—	—	1,864	—
Less: Expenses related to debt modification	—	—	473	—
Less: Expenses associated with material weakness remediation	507	—	507	—
Less: Depreciation expense	326	490	1,065	1,480
Less: Amortization of intangibles	9,407	9,419	28,232	28,420
Non-GAAP general & administrative	$10,373	$8,807	$29,663	$28,127
General and administrative as a % of revenue	37%	30%	35%	31%
Non-GAAP general and administrative as a % of revenue	13%	12%	13%	12%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Research and development	$10,019	$11,248	$29,409	$36,814
Less: Share-based compensation expense	2,630	1,709	6,663	5,368
Less: Employer payroll taxes on employee stock transactions	77	38	323	163
Non-GAAP research and development	$7,312	$9,501	$22,423	$31,283
Research and development as a % of revenue	12%	15%	12%	16%
Non-GAAP research and development as a % of revenue	9%	12%	9%	14%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Sales and marketing	$10,492	$9,441	$32,495	$26,212
Less: Share-based compensation expense	1,870	1,260	4,943	2,654
Less: Employer payroll taxes on employee stock transactions	51	27	248	83
Non-GAAP sales and marketing	$8,571	$8,154	$27,304	$23,475
Sales and marketing as a % of revenue	13%	12%	14%	11%
Non-GAAP sales and marketing as a % of revenue	11%	11%	12%	10%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net cash provided by operating activities	$20,595	$21,301	$63,989	$55,486
Less: Capitalized software	1,799	2,442	5,483	7,004
Less: Capital expenditures	61	42	213	347
Free cash flow	$18,735	$18,817	$58,293	$48,135
Net cash provided by operating actives as a % of revenue	26%	28%	27%	24%
Free cash flow as a % of revenue	23%	25%	25%	21%